EXECUTION COPY

                        SECURITY AGREEMENT AND MORTGAGE -
                             TRADEMARKS AND PATENTS

     AGREEMENT dated as of April 1, 1997 among SLM International, Inc., a Delaware corporation, #1 Apparel, Inc., a Delaware corporation, and Maska U.S., Inc., a Vermont corporation (collectively, the "Borrowers"), SLM Trademark Acquisition Corp., a Delaware corporation ("Acquisition"), #1 Apparel Canada Inc., a corporation under the Business Corporations Act (New Brunswick) ("Apparel"), Sport Maska Inc., a corporation under the Business Corporations Act (New Brunswick) ("Maska"), SLM Trademark Acquisition Canada Corporation/Corporation D'Acquisition De Marque De Commerce SLM Canada, a corporation under the Business Corporations Act (New Brunswick) ("TACC"; TACC, Acquisition, Apparel, Maska, and the Borrowers are each sometimes referred to herein as a "Debtor" and collectively as the "Debtors") each having an office at the address set forth under its signature below, and The Chase Manhattan Bank, a New York banking corporation having an office at 633 Third Avenue, New York, New York 10017, as agent (referred to herein as the "Secured Party") for (i) the lenders (the "Lenders") referred to in the Credit Agreement dated as of the date hereof, among the Borrowers, the Lenders and the Secured Party (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and for (ii) itself as issuer of the Letters of Credit.

     A. Each Debtor owns the Trademarks described in Schedule A annexed hereto and made a part hereof set forth below such Debtor's name.

     B. Each Debtor is the owner and holder of the patents listed on Schedule B annexed hereto and made a part hereof set forth below such Debtor's name.

     C. The Secured Party and the Lenders have agreed to extend Credits to or for the account of the Borrowers pursuant to, and subject to the terms and conditions of, the Credit Agreement. The obligation of the Lenders to extend such Credits under the Credit Agreement is conditioned on the execution and delivery by the Debtors of a security agreement in the form hereof to secure the following (the "Secured Obligations"): all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Loans (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a), and interest that, but for the filing of a petition in bankruptcy with respect to any Borrower, would accrue on such obligations, whether or not a claim is allowed against such Borrower for such interest in the related bankruptcy proceeding),




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when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) Indebtedness at any time and from time to time under the Letters of Credit, (c) all obligations of the Debtors at any time and from time to time under this security agreement and (d) all other obligations of the Debtors and the Guarantors at any time and from time to time under the Credit Agreement and the other Loan Documents).

     NOW, THEREFORE, IT IS AGREED that, as security for the full and prompt payment and performance of the Secured Obligations, each Debtor does hereby mortgage to and pledge with the Secured Party for its own benefit and the benefit of the Lenders, and grant to the Secured Party a security interest in, all of such Debtor's right, title and interest in and to (i) each of the Trademarks (as hereinafter defined), and the goodwill of the business symbolized by each of the Trademarks, all customer lists and other records of the Debtors relating to the distribution of products bearing the Trademarks and each of the registrations described in Schedule A hereto; (ii) each of the Patents (as hereinafter defined) and each of the registrations listed on Schedule B hereto;
(iii) the right (but not the obligation) to register claims under any state or Federal law or regulation or any law or regulation of any foreign country and to apply for, renew and extend the Trademarks or Patents; (iv) the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of any Debtor or in the name of Secured Party or otherwise for past, present and future infringements of the Trademarks or Patents and all rights (but not obligations) corresponding thereto in the United States and any foreign country; and (v) any and all proceeds of the foregoing, including, without limitation, any claim by any Debtor against any third party for infringement of the Trademarks or the Patents, in each case, wherever located and whether now owned or hereafter acquired or existing (collectively, the "Collateral").

     1. Terms defined in the Credit Agreement and not otherwise defined herein, shall have the meaning set forth in the Credit Agreement. As used in this Agreement, unless the context otherwise requires:

     "Patents" shall mean (i) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all applications, registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, the Canadian Intellectual Property Office or in any similar office or agency of the United States or Canada, any state thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by a Debtor, including, but not limited to, those described in Schedule B annexed hereto and made a part hereof, and (ii) all reissues, continuations, continuations-in-part, extensions or divisionals thereof and all licenses thereof.



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     "Trademarks" shall mean (i) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all applications, registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, the Canadian Intellectual Property Office or in any similar office or agency of the United States or Canada, any state thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by a Debtor, including, but not limited to, those described in Schedule A annexed hereto and made a part hereof, and (ii) all reissues, extensions or renewals thereof and all licenses thereof.

     2. Each Debtor hereby represents, warrants, covenants and agrees as to itself and the Collateral owned by it as follows:

     (a) Such Debtor has the sole, full and clear title to the registered Trademarks material to its business for the goods and services covered by the registrations thereof and such registrations are valid and subsisting and in full force and effect.

     (b) Each Debtor will perform all acts and execute all documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, substantially in the forms of Exhibits 1 and 2, and the Canadian Intellectual Property Office, substantially in the form of Exhibit 3 hereof, reasonably requested by the Secured Party at any time to evidence, perfect, maintain, record and enforce the Secured Party's interest in the United States and Canadian Patents and Trademarks (other than with respect to "Intent to Use Trademark Applications") or otherwise in furtherance of the provisions of this Agreement, and each Debtor hereby authorizes the Secured Party to execute and file one or more financing statements (and similar documents) or copies thereof or of this Security Agreement with respect to the Collateral signed only by the Secured Party.

     (c) Except to the extent that Debtor shall determine otherwise through the exercise of sound business judgment, each Debtor (either itself or through licensees) will continue to use all of the Trademarks material to such Debtor's business on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks in full force free from any claim of abandonment for nonuse and no Debtor will (nor will it permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

     (d) Each Debtor has the sole, full and clear title to each of the United States and Canadian issued Patents material to its business and shown on Schedule B



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hereto below its name and the registrations thereof are valid and subsisting and in full force and effect. None of the Patents has been abandoned or dedicated, and, except to the extent that Debtor shall determine otherwise through the exercise of sound business judgment, no Debtor will do any act, or omit to do any act, whereby any Patent material to its business may become abandoned or dedicated and shall notify the Secured Party immediately if it knows of any reason or has reason to know that any application or registration may become abandoned or dedicated.

     (e) The provisions of Section 11.04 of the Credit Agreement with respect to the reimbursement of fees and expenses and indemnification are hereby deemed incorporated herein in their entirety and shall be binding upon each of the Debtors as if set forth herein, and each Debtor, jointly and severally shall be obligated to, (x) upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale or other disposition of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by any Debtor to perform or observe any of the provisions hereof, and (y) indemnify the Agent and the Lenders, in each case to the same extent set forth in Section
11.04 of the Credit Agreement. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

     (f) If any Debtor shall obtain rights to any new Trademarks or Patents, the provisions of this Agreement shall automatically apply thereto. Each Debtor shall promptly notify the Secured Party in writing of any rights to any new Trademarks or Patents acquired by such Debtor after the date hereof and of any registrations issued or applications for registration made after the date hereof. In no event shall any Debtor, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office, the Canadian Intellectual Property Office or any similar office or agency of the United States or Canada, any state thereof, any other country or any political subdivision thereof or (ii) file any assignment of any patent or trademark, which such Debtor may acquire from a third party, with the United States Patent and Trademark Office, the Canadian Intellectual Property Office or any similar office or agency of the United States or Canada, any state thereof, any other country or any political subdivision thereof, unless such Debtor shall, on or prior to the date of such filing, notify the Secured Party thereof and, if requested by the Secured Party, execute, deliver and record such agreements, instruments, documents and papers as the Secured Party may reasonably request, in form and substance reasonably satisfactory to the Secured Party, pursuant to which such Debtor shall grant a security interest to the extent of its interest in such registration as provided herein to the Secured Party, and each Debtor hereby constitutes the Secured Party its attorney-in-fact to execute



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and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full.

     (g) Each Debtor has the power and authority to grant the security interest herein granted; and the Collateral is not now, and at all times hereafter will not be, subject to any Liens or encumbrances of any nature whatsoever, except in favor of the Secured Party and as permitted under the Credit Agreement, and to the best knowledge of the Debtors, none of the Collateral is subject to any Lien.

     (h) Except as permitted by the Credit Agreement and to the extent that the Secured Party, upon prior written notice from a Debtor, shall consent, no Debtor will assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a Lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Agreement shall be deemed a consent by the Secured Party to any such action except as expressly permitted herein or in the Credit Agreement.

     (i) As of the date hereof no Debtor nor any subsidiary thereof owns any Patents or Trademarks that are material to the business of the applicable Debtor, or has any Patents or Trademarks that are material to the business of the applicable Debtor registered in, or the subject of pending applications in, the United States Patent and Trademark Office, the Canadian Intellectual Property Office or any similar office or agency of the United States or Canada, any state thereof, any other country or any political subdivision thereof, other than those described in Schedules A and B hereto.

     (j) Each Debtor will take all necessary steps in any proceeding before the United States Patent and Trademark Office, the Canadian Intellectual Property Office or any similar office or agency of the United States or Canada, any state thereof, any other country or any political subdivision thereof, to maintain each application and registration of the Trademarks and Patents that are material to the business of the applicable Debtor, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs 2(c) and 2(d) hereof).

     (k) Each Debtor assumes all responsibility and liability arising from the use of the Trademarks, and the Debtors hereby jointly and severally indemnify and hold the Secured Party harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by any Debtor (or any subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by such Debtor (or any subsidiary thereof). Each Debtor agrees that the Secured Party does not assume, and shall have no



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responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by any Debtor, and the Debtors hereby agree to jointly and severally indemnify and hold the Secured Party harmless with respect to any and all claims by any person relating thereto.

     (l) The Secured Party may, in its sole discretion, pay any amount or do any act required of any Debtor hereunder to preserve, defend, protect, maintain, record or enforce any rights in the Collateral, or the right, title and interest granted the Secured Party herein, and which any Debtor fails to do or pay, and any such payment shall be subject to Section 2(e) hereof.

     (m) Each Debtor agrees that if it, or any subsidiary thereof, learns of any use by any Person of any term or design likely to cause confusion with any Trademark that is material to the business of the applicable Debtor, it shall promptly notify the Secured Party of such use and, if requested by the Secured Party, shall join with the Secured Party, at its expense, in such action as the Secured Party, in its reasonable discretion, may deem advisable for the protection of the Secured Party's interest in and to such Trademark(s).

     (n) All licenses of Trademarks and Patents which any Debtor has granted to third parties are set forth in Schedule C hereto.

     (o) This Agreement together with the filing of financing statements describing the Collateral with the filing offices set forth on Schedule D hereto and the recording of assignments for security substantially in the forms of Exhibits 1, 2 and 3 hereof with the United States Patent and Trademark Office and the Canadian Intellectual Property Office, respectively, creates a valid, perfected and first priority security interest in the Collateral, securing the payment of the Secured Obligations.

     (p) If any Debtor shall acquire title to any new Trademarks or Patents, the provisions of this Agreement shall automatically apply thereto. Each Debtor shall promptly notify the Secured Party in writing of any rights to any new Trademarks or Patents acquired by such Debtor after the date hereof and of any registrations issued or applications for registration made after the date hereof. Concurrently with the filing of an application for registration for any Trademarks or Patents, such Debtors shall execute, deliver and record in all places where this Agreement is recorded an appropriate agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Agreement, in form and substance reasonably satisfactory to the Secured Party, pursuant to which such Debtor shall grant a security interest to the extent of its interest in such registration as provided herein to the Secured Party.

     3. Upon the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies of the Secured Party, whether under



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law, the Credit Agreement or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, the Debtors, the Secured Party shall have the following rights and remedies (subject to the Credit Agreement): (a) the applicable Debtor shall not make any further use of the Patents or the Trademarks or any mark similar thereto for any purpose other than in the ordinary course of business; (b) the Secured Party may, at any time and from time to time, upon 10 days' prior written notice to the applicable Debtor, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents or Trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine, provided that no such actions shall violate any provision of any then existing license for the Patent or Trademark; (c) the Secured Party may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Debtor in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and each Debtor hereby releases the Secured Party from, and agrees to hold the Secured Party free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license or sublicense agreement, except if arising solely as a result of the gross negligence or wilful misconduct of the Secured Party or resulting from a breach by the Secured Party of the terms and provisions of such license or sublicense agreement; (d) the Secured Party may, at any time and from time to time, upon 10 days' prior notice to the applicable Debtor, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which the Secured Party shall, in its reasonable discretion, deem appropriate or proper; and (e) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to subparagraph 3(d) hereof, the Secured Party may, at any time, pursuant to the authority granted in the Powers of Attorney described in paragraph 4 hereof (such authority becoming effective on the occurrence and continuation of an Event of Default), execute and deliver on behalf of the applicable Debtor, one or more instruments of assignment of the Patents or Trademarks (or any application or registration thereof), in form suitable for filing, recording or registration in any country. Each Debtor agrees to pay when due all reasonable costs incurred in any such transfer of the Patents or Trademarks, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Secured Obligations in accordance with
Section 2(e). The Secured Party may apply the proceeds actually received from any such license, assignment, sale or other disposition as provided in the following paragraphs; and the Debtors shall remain jointly and severally liable and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Secured Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as



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requiring the Secured Party to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence and continuation of an Event of Default, each Debtor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks or Patents, and its customer lists and other records relating to the Trademarks or Patents and to the distribution of said products, to the Secured Party or its designee.

     The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Secured Party as follows:

     FIRST, to the Secured Party to reimburse the Secured Party for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to Section 2.18 of the Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

     SECOND, to the payment of all reasonable costs and expenses incurred by the Secured Party in connection with such sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Secured Party hereunder on behalf of the Debtors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

     THIRD, to the Secured Party to be held as cash collateral to the extent of the undrawn amount, if any, or outstanding Letters of Credit;

     FOURTH, pro rata to the payment in full of principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Credit Agreement);

     FIFTH, to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with the amounts of Secured Obligations owed to them on the date of any such distribution); and

     SIXTH, to the Indenture Trustee for the Senior Secured Notes, to the appropriate Debtor, its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may otherwise direct.

     4. Concurrently with the execution and delivery hereof, each Debtor is executing and delivering to the Secured Party, in the form of Exhibit 4 hereto, five originals of a Power of Attorney for the implementation of the assignment, sale or other



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disposal of the Trademarks and Patents pursuant to paragraphs 3(d) and (e)
hereof and each Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Secured Party.

     5. All rights of the Secured Party hereunder, the security interest granted to the Secured Party hereunder, and all obligations of the Debtors hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (iii) any exchange, release or nonperfection of any Lien on other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations, or
(iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, any Debtor, any of the Guarantors or any other obligor in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of all of the Secured Obligations and subject to Section 13 of this Agreement).

     6. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Secured Party and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

     7. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Debtor shall be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Secured Party as Collateral under this Agreement, except as contemplated or permitted by this Agreement or the Credit Agreement.

     8. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING NEW YORK CONFLICTS PRINCIPLES).



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     9. All communications and notices hereunder shall be in writing and shall be given (i) in the case of any Debtor incorporated under the laws of any state of the United States of America, in care of Maska U.S., Inc. at 77 Route 25, Pierson Industrial Park, Bradford, Vermont 05033, Attention: Russell David, Vice President - Finance, (Telecopy No. (802) 222-5781), with a copy to Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178-0060, Attention: David
W. Pollak, Esq., (Telecopy No. (212) 309-6273), (ii) in the case of any Debtor organized under the Business Corporations Act (New Brunswick), in care of SLM International, Inc. at 7405 Trans Canada Highway, Suite 300, St. Laurent Quebec H4T 1Z2, Canada, Attention: Russell David, Vice President-Finance, (Telecopy No.
(514) 331-7061), with a copy to Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178-0060, Attention: David W. Pollak, Esq., (Telecopy No.
(212) 309-6273), and (iii) in the case of any other person, as provided in the Credit Agreement.

     10. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable, the remaining provisions contained herein shall not in any way be affected or impaired.

     11. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     12. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Debtors shall have been delivered to the Secured Party, and the Secured Party shall have executed this Agreement.

     13. This Agreement and the security interest granted hereunder shall terminate when (a) all the Secured Obligations have been fully and indefeasibly paid in cash, (b) the Lenders have no further commitment to make any Loans under the Credit Agreement, and (c) the Secured Party shall have no further obligation to issue any Letters of Credit, at which time the Secured Party shall execute and deliver to the Debtors all Uniform Commercial Code termination statements, releases, terminations of assignment and similar documents which the Debtors shall reasonably request to evidence such termination; provided, however, that all indemnities of the Debtors contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement. The security interest hereunder shall automatically terminate in any Collateral that is permitted to be sold or disposed of by the Credit Agreement or in the case of any sale that is consented pursuant to Section 11.08 of the Credit Agreement. The Secured Party shall promptly take such action, and execute such releases, termination statements or other documents as may be reasonably requested by an interested party, at the expense of the Grantors, to evidence the termination and releases contemplated hereby.



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     IN WITNESS WHEREOF, each Debtor and the Secured Party have caused this
Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    SLM INTERNATIONAL, INC.

                                    By: ____________________________________

                                        Name:
                                        Title:
                                        Address:


                                    #1 APPAREL, INC.

                                    By: ____________________________________
                                        Name:
                                        Title:
                                        Address:


                                    MASKA U.S., INC.

                                    By: ____________________________________
                                        Name:
                                        Title:
                                        Address:


                                    SLM TRADEMARK ACQUISITION CORP.

                                    By: ____________________________________

                                        Name:
                                        Title:
                                        Address:


                                    SPORT MASKA INC.

                                    By: ____________________________________

                                        Name:
                                        Title:
                                        Address:



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                                    #1 APPAREL CANADA INC.

                                    By: ____________________________________
                                        Name:
                                        Title:
                                        Address:

                                    SLM TRADEMARK ACQUISITION
                                    CANADA CORPORATION

                                    CORPORATION D'ACQUISITION DE
                                    MARQUE DE COMMERCE SLM CANADA

                                    By: ____________________________________
                                        Name:
                                        Title:
                                        Address:


                                    THE CHASE MANHATTAN BANK, as Agent

                                    By: ____________________________________
                                        Name:
                                        Title:



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